UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: August 29, 2006

NALCO FINANCE HOLDINGS LLC

Delaware          333-119231   61-1464558
(State of Incorporation) (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions

On August 29, 2006, Nalco Holding Company, parent of Nalco Finance Holdings LLC, issued a press release reaffirming its full-year financial guidance in advance of Investor Day presentations at its Naperville headquarters. A copy of that release is being furnished to the SEC as an exhibit to this form.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.
The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

(99.1)	Press release of Nalco Holding Company, parent of Nalco Finance Holdings LLC, dated August 29, 2006, affirming its full-year guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO FINANCE HOLDINGS LLC

/s/ Stephen N. Landsman
Secretary

Date: August 29, 2006